EX 99.906 CERT

                    CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Jeffrey D. Adams, President of Westcore Trust (the "Registrant"), hereby certify, to the best of my knowledge, that the Registrant's report on Form N-CSR for the period ended May 31, 2003 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ Jeffrey D. Adams
    ------------------------
    Jeffrey D. Adams
    President

Dated: August 4, 2003

A signed original of this written statement required by Section 906 has been provided to Westcore Trust and will be retained by Westcore Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                                                   EX 99.906CERT

                    CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, I, Jasper R. Frontz, Treasurer of Westcore Trust (the "Registrant"), hereby certify, to the best of my knowledge, that the Registrant's report on Form N-CSR for the period ended May 31, 2003 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ Jasper R. Frontz
    ------------------------
    Jasper R. Frontz
    Treasurer

Dated: August 4, 2003

A signed original of this written statement required by Section 906 has been provided to Westcore Trust and will be retained by Westcore Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.